                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 30, 1999

                                AUTONATION, INC.
                                ----------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                 1-13107                              73-1105145
                 -------                              ----------
         (COMMISSION FILE NUMBER)          (IRS EMPLOYER IDENTIFICATION NO.)

                               110 S.E. 6TH STREET
                          FT. LAUDERDALE, FLORIDA 33301
                          -----------------------------
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (954)769-6000

                                       N.A
                                       ---
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS

         On August 27, 1999, AutoNation, Inc., (the "Company") reported that William E. Lobeck will step down as President of the Company's Automotive Rental Group. The rental group, which includes National Car Rental, Alamo Rent-A-Car and CarTemps USA, will report to AutoNation's Chief Financial Officer, Michael
S. Karsner, until a permanent successor is named.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Not applicable

         (b)  Not applicable

         (c)  Exhibits

              The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  AUTONATION, INC.

                                                  By: /s/ James O. Cole
                                                     ---------------------------
                                                  James O. Cole
                                                  Senior Vice President,
                                                  General Counsel and Secretary

Dated: August 27, 1999

                                INDEX TO EXHIBITS

      EXHIBIT                        EXHIBIT
       NUMBER                      DESCRIPTION
       ------                      -----------

         99.1         Press release dated August 27, 1999.